Segment disclosure	12 Months Ended
Dec. 31, 2022
Segment Reporting [Abstract]
Segment disclosure	Segment disclosure
ASML has one reportable segment, since we are an integrated holistic lithography solution provider, for the development, production, marketing, sales, upgrading and servicing of advanced semiconductor equipment systems, consisting of lithography, metrology and inspection systems. The Chief Operating Decision Maker regularly sets and monitors goals and boundaries on a consolidated basis to make decisions about resource allocation and assess performance.
Management reporting includes net system sales figures of new and used systems, sales per technology and sales per end-use. For the sales per technology and end-use, see Note 2 Revenue from contracts with customers.
Net system sales for new and used systems were as follows:

Year ended December 31 (€, in millions)	2020	2021	2022
New systems	10,160.8	13,446.1	15,152.3
Used systems	155.8	206.7	278.0
Net system sales	10,316.6	13,652.8	15,430.3
For geographical reporting, total net sales are attributed to the geographic location in which the customers’ facilities are located. Long-lived assets are attributed to the geographic location in which these assets are located. Total net sales and long-lived assets by geographic region were as follows:

Year ended December 31 (€, in millions)	Total net sales	Long-lived assets
2022
Japan	1,008.6	7.9
South Korea	6,045.6	85.4
Singapore	475.5	5.5
Taiwan	8,095.5	216.3
China	2,916.0	40.8
Rest of Asia	7.2	0.2
Netherlands	9.2	2,748.5
EMEA	624.5	228.5
United States	1,991.3	803.8
Total	21,173.4	4,136.9

Year ended December 31 (€, in millions)	Total net sales	Long-lived assets

2021
Japan	459.3	5.5
South Korea	6,223.0	61.2
Singapore	126.2	7.3
Taiwan	7,327.9	163.6
China	2,740.8	17.0
Rest of Asia	1.8	0.2
Netherlands	14.2	2,048.1
EMEA	134.6	124.0
United States	1,583.2	555.8
Total	18,611.0	2,982.7

2020
Japan	542.8	8.3
South Korea	4,151.6	34.1
Singapore	84.9	2.1
Taiwan	4,731.3	164.3
China	2,324.4	17.8
Rest of Asia	1.6	0.4
Netherlands	1.6	1,625.2
EMEA	483.3	129.2
United States	1,657.0	488.9
Total	13,978.5	2,470.3
In 2022, 2 customers exceed more than 10% of total net sales, totaling €11.8 billion, or 55.8%, of total net sales. In 2021, 2 customers exceeded more than 10% of total net sales and in 2020, 3 customers exceeded more than 10% of total net sales, in 2021 totaling €12.5 billion, or 67.2% (2020: €9.9 billion, or 71.2%). Our three largest customers (based on total net sales) accounted for €5.3 billion, or 78.6%, of accounts receivable and finance receivables at December 31, 2022, compared with €3.9 billion, or 83.7%, at December 31, 2021 and €2.8 billion, or 80.1%, at December 31, 2020.
The increase in total net sales of €2.6 billion, or 13.8%, to €21.2 billion in 2022, from €18.6 billion in 2021 is driven by the global chip shortage, the acceleration of the digital infrastructure and the push for ‘technological sovereignty’. This resulted in higher sales volumes for DUV systems, whereas the increase in EUV sales is mainly attributable to the NXE:3600D value proposition. It has also led to growth in our service and field options business, which has benefited from a growing installed base. The Logic sector continued to be strong in 2022 and was the largest consumer of our most advanced EUV systems. Memory demand continued growing in 2022, resulting from strong data center demand. Taiwan and Japan saw the largest geographic sales growth in support of expanding capacity to meet worldwide demand.